Related party transactions	6 Months Ended
Jun. 30, 2021
Related Party Transactions [Abstract]
Related party transactions	Related party transactions
Our main related parties include (i) affiliated companies over which we hold significant influence, (ii) affiliated companies and (iii) companies who are either controlled by or whose operating policies may be significantly influenced by our major shareholder, Hemen.

Companies over which we hold significant influence include SeaMex, Seabras Sapura, Sonadrill and Gulfdrill. Aquadrill (formerly Seadrill Partners) was an affiliated company until it emerged from Chapter 11 in May 2021. Companies that are controlled by, or whose operating policies may be significantly influenced by, Hemen include SFL, Archer, Frontline, Seatankers, Northern Drilling and Northern Ocean. In the following sections we provide an analysis of transactions with related parties and balances outstanding with related parties.

Related party revenue

The below table provides an analysis of related party revenues for periods presented in this report.

(In $ millions)	Six months ended June 30, 2021	Six months ended June 30, 2020
Management fees revenues (a)	55	76
Reimbursable revenues (b)	29	100
Related party inventory sales	—	1
Total related party operating revenues	84	177

(a) We provide management and administrative services to Aquadrill, SeaMex and Sonadrill and operational and technical support services to Aquadrill, SeaMex, Sonadrill and Northern Ocean. We charge our affiliates for support services provided either on a cost-plus mark-up or dayrate basis.

(b) We recognized reimbursable revenues from Northern Ocean for work to perform the first mobilization of the Northern Ocean rigs, West Mira and West Bollsta. As at June 30, 2021, our Consolidated Balance Sheet included $157 million of receivables from Northern Ocean (December 31, 2020: $142 million), before deducting allowances for credit losses. This included $152 million of billed and unbilled trade receivables (December 31, 2020: $137 million), which have been classified within the line item "amount due from related parties", and $5 million of costs incurred not yet billable to Northern Ocean (December 31, 2020: $5 million), which have been classified within "Other Assets".
Related party operating expenses

The below table provides an analysis of related party operating expenses for periods presented in this report.

(In $ millions)	Six months ended June 30, 2021	Six months ended June 30, 2020
Other related party operating expenses (c)	2	—
West Bollsta lease (d)	21	—
Total related party operating expenses	23	—

(c) We received services from certain other related parties. These included management and administrative services from Frontline, warehouse rental from Seabras Sapura and other services from Archer and Seatankers.

(d) Seadrill entered a charter agreement to lease the West Bollsta rig from Northern Ocean in 2020. Refer to Note 22 – "Leases" for details.

Related party financial items

The below table provides an analysis of related party financial income for periods presented in this report.

(In $ millions)	Six months ended June 30, 2021	Six months ended June 30, 2020
Interest income (e)	10	12
Total related party financial items	10	12

(e) We earn interest income on our related party loans to SeaMex and Seabras Sapura (see below).

Related party receivable balances

The below table provides an analysis of related party receivable balances for periods presented in this report.

(In $ millions)	As at June 30, 2021	As at December 31, 2020
Related party loans and interest (f)	540	516
Deferred consideration arrangements (g)	—	3
Convertible bond (h)	19	13
Trading balances (i)	193	251
Allowance for expected credit losses (j)	(292)	(306)
Total related party receivables	460	477
Of which:
Amounts due from related parties - current	50	85
Amounts due from related parties - non-current	410	392

(f) We have loan receivables outstanding from SeaMex and Seabras Sapura. We have summarized the amounts outstanding in the table below:

(In $ millions)	As at June 30, 2021	As at December 31, 2020
SeaMex seller's credit and loans receivable	485	452
Seabras loans receivable	55	64
Total related party loans and interest	540	516

SeaMex loans include:
(1) $250 million "sellers credit" provided to SeaMex in March 2015 which matured in December 2019 but is subordinated to SeaMex's external debt facility, which matures in March 2022. As such, we have classified this balance as non-current on our Consolidated Balance Sheets.
(2) $45 million working capital loan advanced to SeaMex in November 2016.
(3) $158 million accrued interest on above loans and other funding. The sellers credit and working capital loan both earn interest at 6.5% and are subordinated to SeaMex's external debt facility.
(4) $23 million loan issued to SeaMex in March 2021 and April 2021. The loan incurs interest at base rate of the Federal Reserve System.
(5) $9 million Sponsor Minimum Liquidity Shortfall. The loan earns interest at 6.5% plus 3-month US LIBOR.
Seabras loans include a series of loan facilities that we extended to Seabras Sapura between May 2014 and December 2016. The $55 million balance shown in the table above includes (i) $41 million of loan principal and (ii) $14 million of accrued interest. The loans are repayable on demand, subject to restrictions on Seabras Sapura's external debt facilities. We earn interest of between 3.4% - LIBOR plus 3.99% on the loans, depending on the facility.

In addition to the Seabras loans above, we have made certain other shareholder loans to Seabras Sapura, which we classify as part of our equity method investment in Seabras Sapura. See Note 17 – "Investment in associated companies" for further details.

Seabras Sapura repaid $16 million of its outstanding loan balances in April 2021, $10 million relating to its loan facility and $6 million relating to its shareholder loans.

(g) Deferred consideration arrangements included receivables due to us from Aquadrill from the sale of the West Vela and the West Polaris to Aquadrill in November 2014 and June 2015, respectively. We have summarized amounts due for each period in the table below:

(In $ millions)	As at June 30, 2021	As at December 31, 2020
West Vela - Mobilization receivable	—	2
West Vela - Share of dayrate	—	1
Total deferred consideration receivable	—	3

On adoption of fresh start accounting, we recorded receivables for West Vela share of dayrate and West Polaris earnout. These amounts were previously accounted for as gain contingencies recognized only when realized. The receivables were recognized at fair value of $29 million and $1 million respectively and the gain was recognized in reorganization items. The West Polaris was settled in 2019.

As part of the settlement agreement with Aquadrill, which waived all claims on pre-petition positions held, the deferred consideration due from Aquadrill was written-off as at June 30, 2021.

(h) On April 26, 2017, we converted $146 million, including accrued interest and fees, in subordinated loans provided to Archer into a $45 million convertible loan. The loan incurred interest at 5.5% and was to mature in December 2021, with a conversion right into equity of Archer Limited in 2021. At inception, the fair value of the convertible bond was $56 million whereas the previous loan had a carrying value of $37 million. We therefore recognized a gain on debt extinguishment of $19 million in 2017.

The loan receivable is a convertible debt instrument comprised of a debt instrument and a conversion option, classed as an embedded derivative. Both elements are measured at fair value at each reporting date.

On March 13, 2020, Archer announced completion of a refinancing, which included agreed renegotiated terms on the convertible loan. The updated terms amended the loan balance to $13 million that bears interest of 5.5%, matures in April 2024 and an equity conversion option. The renegotiated terms resulted in a $29 million impairment being recognized following a reduction in loan balance and an increase to the discount rate. The fair value of the convertible debt instrument as at June 30, 2021 was $19 million of which the split between debt and embedded derivative option was $11 million and $8 million respectively.

(i) Trading balances primarily comprise receivables from SeaMex, Northern Ocean and Sonadrill for related party management fees, crewing fees and payroll recharges. Per our contractual terms these balances are either settled monthly or quarterly in arrears, or in certain cases, in advance. After its emergence from Chapter 11 in May 2021, Aquadrill is no longer considered a related party and any amounts due from them have been reclassified to "Accounts receivable, net" in our Consolidated Balance Sheets. As set out below, we have established credit loss allowances for balances that have not been settled in line with these payment terms and are overdue.

(j) Allowances recognized for expected credit losses on our related party loan and trade receivables following adoption of accounting standard update 2016-13 - Measurement of Credit Losses on Financial Instruments. Refer to Note 4 – "Current expected credit losses" for further information.

Related party payable balances

Related party liabilities are presented in our Consolidated Balance Sheets as follows:

(In $ millions)	As at June 30, 2021	As at December 31, 2020
Liabilities from Seadrill to SFL SPVs (k)	635	426
Trading balances (l)	—	7
Total related party liabilities	635	433
Of which:
Amounts due to related parties - current	—	7
Long-term debt due to related parties	—	426
Liabilities subject to compromise	635	—
On filing for Chapter 11, our pre-petition related party payables are held within "liabilities subject to compromise" in our Consolidated Balance Sheets at June 30, 2021. For further information on our bankruptcy proceedings refer to Note 3 – "Chapter 11 Proceedings" of our Consolidated Financial Statements included herein.

(k) Following the deconsolidation of the SFL SPVs in 2020, we recognized the liability between Seadrill and the SPVs that was previously eliminated on consolidation. The increase in the liability is due to the remeasurement loss recognized for the lease of the West Taurus of $186 million to claim value as the lease was terminated, unwinding of the discount of debt of $54 million offset by payments made of $31 million for the six months ended June 30, 2021.

The following table gives a summary of the sale and leaseback arrangements and repurchase options with SFL, as at June 30, 2021:

(In $ millions)	West Taurus	West Hercules	West Linus	Total
Maturity date	Dec 2024	Dec 2024	May 2029
Remaining lease payments	—	167	373	540
Purchase obligation	—	138	86	224
Total commitment	—	305	459	764

Fair value on initial recognition	146	136	142	424
Book value	345	143	147	635

The purchase price paid by the SFL SPVs was $850 million (West Taurus - Nov 2008), $850 million (West Hercules - Oct 2008) and $600 million (West Linus - June 2013).

The bareboat charter rates are set on the basis of a Base LIBOR Interest Rate for each bareboat charter contract, and thereafter are adjusted for differences between the LIBOR fixing each month and the Base LIBOR Interest Rate for each contract. A summary of the average bareboat charter rates per day for the remaining two units is given below for the respective years.

(In $ thousands)	2021	2022	2023	2024	2025 and thereafter
West Hercules	96	96	183	176	—
West Linus	99	92	189	153	122

(l) Trading balances in 2020 primarily included related party payables due to SeaMex and Aquadrill. As part of the settlement agreement with Aquadrill which waived all claims on pre-petition positions held, $8 million due to Aquadrill was written-off as a gain to "Reorganization items" in our Consolidated Statement of Operations for the six months ended June 30, 2021.

Other related party transactions

Seabras Sapura guarantees - In November 2012, a subsidiary of Seabras Sapura Participações S.A. entered into a $179 million senior secured credit facility agreement in order to part fund the acquisition of the Sapura Esmeralda pipe-laying support vessel, with a maturity in 2032. During 2013, an additional facility of $36 million was entered into, but this facility matured in March 2020.

As a condition to the lenders making the loan available, a subsidiary of Seadrill has provided a sponsor guarantee, on a joint and several basis with the joint venture partner, Sapura Energy, in respect of the obligations of the borrower. The total amount guaranteed by the joint venture partners as at June 30, 2021 was $130 million (December 31, 2020: $132 million).

Performance guarantees - In addition, we have made certain guarantees over the performance of SeaMex, Northern Ocean and Sonadrill on behalf of customers.

We have not recognized a liability for any of the above guarantees as we did not consider it to be probable that the guarantees would be called.